SUMMARY PROSPECTUS
August 5, 2025
Ultra CRCL

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated August 5, 2025, and Statement of Additional Information, dated August 5, 2025, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/resources/prospectus_reports.html; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

CRCA LISTED ON NYSE ARCA

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Investment Objective
ProShares Ultra CRCL (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of Class A common shares of Circle Internet Group, Inc. (NYSE: CRCL).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as CRCL gains when CRCL rises on a given day. Conversely, it should lose approximately two times as much as CRCL loses when CRCL falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of CRCL (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller CRCL price gains or losses and higher volatility in the price of CRCL, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger CRCL price gains or losses and lower volatility in the price of CRCL, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	0.33%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.08%
Fee Waiver/Reimbursement[2]	0.13%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%
1
“Other Expenses” are estimated.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2026. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within three years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years
97	331
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above but are expected to be significant and to have a significant negative impact on the performance of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
Circle Internet Group, Inc. provides infrastructure for stablecoin and blockchain applications and is the issuer of a U.S. dollar-denominated stablecoin (“USDC”) and a euro-denominated stablecoin (“EURC”, and collectively with USDC, “Circle stablecoins”). Stablecoins are a type of digital asset that are issued natively on blockchain networks and designed to maintain a stable value relative to a reference asset, such as U.S. dollars or another fiat currency, or a commodity like gold, or a pool or basket of assets. In some cases, stablecoins seek to maintain a stable value by being backed by assets held in reserve.

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This prospectus relates only to the Fund shares offered hereby and is not a prospectus for the common stock or other securities of CRCL. The Fund, ProShares Trust and ProShare Advisor are not affiliated with CRCL.
CRCL is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Circle Internet Group, Inc. is subject to the informational requirements of the Exchange Act and files reports and other information with the Securities and Exchange Commission. Information provided to or filed with the Securities and Exchange Commission by CRCL, pursuant to the Exchange Act, can be located by reference to the Securities and Exchange Commission file number 001-42671 through the Securities and Exchange Commission’s website at www.sec.gov. This information includes reports, proxy and information statements and other information regarding CRCL and Circle Internet Group, Inc. In addition, information regarding Circle Internet Group, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.
The Fund has derived all disclosures contained in this prospectus regarding Circle Internet Group, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Circle Internet Group, Inc. is accurate or complete. CRCL commenced its initial public offering on June 5, 2025. Consequently, public information about the company’s operating history is limited. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of CRCL have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Circle Internet Group, Inc. could affect the value of the Fund’s investments with respect to CRCL and therefore the value of the Fund.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as CRCL. The Fund invests in derivatives as a substitute for investing directly in securities in order to seek returns for a single day that are leveraged (2x) to the returns of CRCL for that day. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in CRCL.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund generally seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to the CRCL is consistent with the Daily Target. CRCL’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if CRCL has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if CRCL has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●CRCL Investing Risk – The Fund’s performance depends on the performance of CRCL. The price of CRCL can be affected by a number of factors. Investing in CRCL involves a high degree of risk. For example, CRCL operates in a rapidly changing and highly competitive industry. Returns depend

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in part on the continued growth of the Circle stablecoin network, CRCL’s ability to monetize the Circle stablecoin network, and CRCL’s ability to innovate and create successful new products and services and improve existing products and services. CRCL faces intense and increasing competition.
Stablecoins are a relatively new innovation. The Circle stablecoin network includes two payment stablecoins: USDC, a U.S. dollar-denominated stablecoin, and EURC, a euro-denominated stablecoin.
Stablecoins may face periods of uncertainty, loss of trust or systemic shock resulting in the potential for rapid redemptions which may cause Circle Internet Group, Inc. to liquidate its reserves and potentially use its corporate capital to meet redemption requests. If one or more Circle stablecoins were classified as “securities,” or offered or sold in securities transactions, Circle Internet Group, Inc. and other market participants engaging with Circle stablecoins would be subject to significant additional regulation, much of which is incompatible with their current practices.
Events impacting the demand for stablecoins may negatively impact CRCL returns including operational challenges, such as surges in demand, vulnerabilities or failures in the blockchains that support stablecoins, malicious actors, negative publicity, or the introduction of government-issued digital currencies. Any significant disruption in Circle Internet Group, Inc.’s or its third-party service providers’ or partners’ technology could result in a loss of customers or funds and adversely impact its business, results of operations, financial condition, and prospects.
Circle Internet Group, Inc.’s financial condition is impacted by interest rates and currency exchange rates. Changes in interest rates may have a significant and unpredictable impact on the financial results of Circle Internet Group, Inc.
Circle Internet Group, Inc. commenced its initial public offering (“IPO”) on June 5, 2025. The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in shares of a company that recently commenced an IPO involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in shares of a company that recently commenced an IPO may also involve high transaction costs and are subject to market risk and liquidity risk. Immediately following its IPO, CRCL experienced abnormal returns and volatility. Such returns should not be expected to persist. The price of CRCL shares could continue to be volatile and could decline in value significantly in the future. Any of these factors may materially and adversely impact the price of CRCL, increase the volatility of an investment in CRCL and have a negative impact on the performance of the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of CRCL falls than a similar fund that does not use leverage. The use of such leverage increases the risk of a total loss of your investment. If CRCL approaches a 50% loss at any point in the day, you could lose your entire investment. Such losses are more likely in CRCL than in other more diversified investments. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage may be significant, will lower your returns, and may cause the Fund to lose money even if the value of CRCL rises.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of CRCL’s returns and CRCL’s volatility (how much the value of CRCL moves up and down from day-to-day) on your holding period return. CRCL’s volatility has a negative impact on Fund returns. During periods of higher volatility, CRCL’s volatility may affect the Fund’s returns as much as or more than the return of CRCL.
CRCL commenced its IPO on June 5, 2025. As a result, there is a limited trading history for CRCL and limited information is available regarding the impact of longer holding periods on returns. It’s important that you understand that CRCLhas a limited trading history when considering whether to purchase shares or hold shares over time. Immediately following its IPO, CRCL experienced abnormal returns and volatility. Such returns should not be expected to persist.
The following table illustrates the impact of CRCL’s volatility and CRCL’s return on Fund returns for a hypothetical 56-day period. This period corresponds to the number of days in the period beginning from June 6, 2025, through July 31, 2025, and represents the number of days CRCL has been publicly traded, excluding its initial day of trading. CRCL’s performance and volatility for its first day of trading were excluded from this hypothetical as the price increases that occurred on CRCL’s first day of trading should not be expected to persist. These effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller CRCL

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price gains or losses and higher volatility in price of CRCL. Your return will tend to be better than the Daily Target when there are larger CRCL price gains or losses and lower volatility in the price of CRCL. You may lose money when the return on CRCL is flat (i.e., close to zero) and you may lose money when the price of CRCL falls.
The table uses hypothetical 56-day volatility (annualized) in the price of CRCL and return on CRCL (derived from CRCL’s trading history during the period of June 6, 2025 through July 31, 2025) to illustrate the impact of these two factors on Fund performance over a 56-day period. It does not represent actual Fund returns. Each row corresponds to the level of a hypothetical return on CRCL for a 56-day period. Each column corresponds to a level of hypothetical 56-day volatility (annualized) of CRCL. For example, the Fund may mistakenly be expected to achieve a -60% return over 56-days if the 56-day returns on CRCL return were -30%. However, as the table shows, with a 56-day return on CRCL of -30% and a 56-day volatility (annualized) in the price of CRCL of 225%, the Fund could be expected to return -76.7%. These effects would be expected to be further magnified if the hypothetical period were extended to a full year.
The range of hypothetical 56-day CRCL volatility used in the table (75%-325%) is especially high, reflecting the fact that the price of CRCL has been highly volatile in the limited period since its IPO. Newly offered companies are often subject to extreme price volatility and speculative trading. Trading prices of CRCL have experienced significant volatility and may continue to do so. Such volatility may persist. In light of this, you should carefully consider the significant negative impact of volatility on Fund returns, as illustrated below, and the potential for significant losses on your investment in the Fund, when considering whether to hold shares of the Fund for longer periods.
Estimated 56-Day Fund Returns
CRCL Performance		56-Day Volatility Rate (annualized)
CRCL	Two Times (2x) CRCL	75%	125%	175%	225%	275%	325%
-90%	-180%	-99.1%	-99.2%	-99.4%	-99.5%	-99.7%	-99.8%
-75%	-150%	-94.2%	-95.0%	-96.0%	-97.0%	-97.9%	-98.7%
-60%	-120%	-85.3%	-87.3%	-89.8%	-92.4%	-94.7%	-96.6%
-45%	-90%	-72.1%	-76.0%	-80.7%	-85.6%	-90.0%	-93.6%
-30%	-60%	-54.9%	-61.0%	-68.7%	-76.7%	-83.9%	-89.6%
-15%	-30%	-33.5%	-42.6%	-53.9%	-65.6%	-76.2%	-84.7%
0%	0%	-7.9%	-20.5%	-36.2%	-52.4%	-67.1%	-78.8%
15%	30%	21.8%	5.1%	-15.6%	-37.1%	-56.4%	-72.0%
30%	60%	55.6%	34.4%	7.8%	-19.6%	-44.3%	-64.2%
45%	90%	93.6%	67.1%	34.1%	0.0%	-30.7%	-55.4%
60%	120%	135.7%	103.5%	63.3%	21.7%	-15.7%	-45.7%
75%	150%	182.0%	143.5%	95.3%	45.6%	0.9%	-35.1%
90%	180%	232.4%	187.0%	130.3%	71.7%	18.9%	-23.4%
105%	210%	286.9%	234.1%	168.1%	99.8%	38.4%	-10.9%
120%	240%	345.6%	284.8%	208.7%	130.2%	59.4%	2.6%
135%	270%	408.5%	339.0%	252.3%	162.6%	81.9%	17.1%
150%	300%	475.5%	396.9%	298.7%	197.2%	105.9%	32.5%
Assumes: (a) no dividends paid with respect to CRCL; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown.
CRCL’s historical annualized volatility rate for the period from June 6, 2025 through July 31, 2025 was 173%. Over the same period, the 5-day volatility (annualized) among all 5-day periods was 310.2% (June 18, 2025 through June 25, 2025).The total return performance for the period was

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120.5%. CRCL’s performance and volatility for its first day of trading were excluded from these volatility and return calculations. Had they been included, the volatility and returns would have been substantially higher. The price increases that occurred on CRCL’s first day of trading should not be expected to persist. For more information and additional charts illustrating the effects of CRCL’s volatility and returns for all trading days including CRCL’s first day of trading, see “Special Considerations” in the Fund’s Statement of Additional Information. Historical volatility and performance of CRCL are not indications of what CRCL’s volatility and performance will be in the future. Because of the short period of time since CRCL’s IPO, the historic volatility and performance data reflected in the table above could be less informative than one based on a longer period of time. For more information, including additional graphs and charts demonstrating the effects of CRCL’s volatility and return on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the price of CRCL. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In particular, the high financing costs associated with the Fund’s leveraged exposure to CRCL is expected to have a significant negative impact on the Fund’s performance. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to CRCL that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return. These costs are expected to be significant.
If the Fund’s ability to obtain exposure to CRCL consistent with its investment objective is disrupted for any reason, including for example, limited liquidity in the secondary market, a disruption in the secondary market, or as a result of margin requirements or capacity limits imposed by the Fund’s counterparties, the Fund may not be able to achieve its investment objective and may experience significant losses. In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain leveraged exposure to CRCL will cause the Fund’s performance to deviate from its investment objective.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. With respect to swap agreements, the terms of the agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if CRCL has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly volatile and concentrated like CRCL. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Liquidity Risk — The market for CRCL is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of CRCL. During such periods of illiquidity, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, change its investment objective, reduce its exposure or close.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities like CRCL and other instruments correlated with CRCL may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund.
●Industry Concentration Risk — The Fund’s investment exposure is concentrated in the industry in which CRCL operates. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across issuers and industries. As of July 31, 2025, CRCL is included in the Software & Services industry group and, consequently, faces many of the same risks as other companies in that industry group.

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○Software and Services Industry Risk — Companies in this industry may experience: competitive pressures, such as aggressive pricing, technological developments, cyclical market patterns, changing domestic demand, the ability to attract and retain skilled employees, and dependence on intellectual property rights and potential loss or impairment of those rights.
●Non-Diversification Risk — The Fund has the ability to invest its assets in the securities of a single issuer, (e.g., CRCL) and in financial instruments with a single counterparty or a few counterparties. A decline in the price of CRCL should be expected to result in a significant decline in the price of the Fund. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on a single corporate, political, regulatory, market and economic event as compared to a more diversified portfolio of investments. In addition, the Fund’s exposure to a single counterparty or a few counterparties may increase the risk that the Fund’s performance will decline based on the credit of a single counterparty and that a material decline in the assets of the Fund will result in the termination of any swap agreements.
●Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to CRCL until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of CRCL.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. There may be times when the market price and the NAV of the Fund’s shares vary significantly, such as during periods of volatility in the price of CRCL. Further, disruptions in the Fund’s to creation and redemption process, including during periods of significant volatility in the price of CRCL, may result in market prices of the Fund that differ significantly from NAV. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on the CRCL term’s shares. A halt in trading of an CRCL term is expected to result in a halt in the trading of the Fund’s shares. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.
●New Fund Risk — The Fund recently commenced operations, has a limited operating history, and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may

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only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity.
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Company Act file number 811-21114
ProShares Trust
7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814
866.PRO.5125 866.776.5125
ProShares.com

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